Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made effective as of the 16th day of February, 2015 (the “Effective Date”) among and between Futura Pictures, Inc., a Delaware corporation (“Futura”), Buddy Young, an individual having a business address at 17337 Ventura Boulevard, Suite 312, Encino, California 91316, USA (“Young”), the Young Family Trust (the “Trust”), of which Young is a trustee, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim, individuals (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Trust wishes to sell to the Purchasers, and the Purchasers wish to purchase from the Trust, certain shares in the common stock, par value $0.0001 of Futura on the terms, and subject to the conditions, set forth in this Agreement,

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	INTERPRETATION

1.1.	Definitions. In this Agreement:

(a)	“Amended SEC Report” has the meaning set forth in Section 5.1(i);

(b)	“Closing” means the closing of the transactions contemplated in this Agreement;

(c)	“Closing Date” means the date of Closing;

(d)	“Closing Deadline” has the meaning set forth in Section 4.1 of this Agreement;

(e)	“Confidential Information” has the meaning set forth in Section 6.7(a) of this Agreement;

(f)	“Consulting Agreement” has the meaning set forth in 6.1 of this Agreement;

(g)	“Encumbrances” means any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, causes of action or demands of any nature whatsoever and however arising;

(h)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(i)	“Futura Shares” means shares in the common stock of Futura, par value $0.0001 per share;

(j)

“Futura Financial Statements” means those audited and unaudited financial statements of Futura filed with the SEC as part of Futura’s filings with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act.

(k)	“Futura Financing” has the meaning set forth in Section 3.1(b) of this Agreement;

(l)

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or any agency or subdivision thereof) or any other entity of any kind;

(m)	“Principal Share” and “Principal Shares” has the meaning set forth in Section 2.1 of this Agreement;

(n)	“Principal Share Price” has the meaning set forth in Section 2.1 of this Agreement;

(o)	“SEC” means the United States Securities and Exchange Commission;

(p)	“SEC Reports” has the meaning set forth in Section 5.1(i) of this Agreement;

(q)	“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(r)	“Settlement Amount” has the meaning set forth in Section 6.2 of this Agreement;

(s)

“Transaction Documents” means this Agreement, the Consulting Agreement and all exhibits, and schedules hereto and thereto, and any other documents or agreements executed in connection with the transactions contemplated under this Agreement;

(t)	“U.S. Person” means a “U.S. person” as defined in Rule 902 of the Securities Act;

2.	PURCHASE AND SALE OF FUTURA SHARES

2.1.           Purchase and Sale of Principal Shares. On the Closing Date, upon the terms and subject to the conditions set forth in this Agreement, the Trust agrees to sell to the Purchasers, Young agrees to cause the Trust to sell to the Purchasers, and the Purchasers, severally and not jointly, agree to purchase from the Trust, that number of Futura Shares set forth in Appendix A hereto, being 1,070,000 Futura Shares in the aggregate (each a “Principal Share”, and collectively, the “Principal Shares”) at a purchase price of $0.025234 per share (the “Principal Share Price”) for an aggregate Principal Share Price of $27,000.

3.	CONDITIONS OF CLOSING

3.1.           Conditions Precedent in Favor of Young, the Trust and Futura. The obligations of Young, the Trust and Futura hereunder in connection with the Closing are subject to the following conditions precedent being met:

(a)

Futura shall have completed its due diligence investigations into the Purchasers, and such investigations shall not have disclosed any matter that Futura, in its sole discretion, considers to be adverse to the completion of the transactions contemplated herein;

(b)

Futura shall have completed, either prior to or concurrently with the Closing, a private placement financing of not less than 29,115,670 Futura Shares at a price of $0.02827/share to subscribers mutually acceptable to Futura and the Purchasers (the “Futura Financing”);

(c)

each of the respective representations and warranties of the Purchasers contained in this Agreement or in any other certificate or document delivered by the Purchasers to Futura or Young pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which such information was given, and Futura and Young shall have received, on the Closing Date, a certificate in such form as may reasonably be satisfactory to Futura and Young and signed by the Purchasers to the effect that the representations and warranties referred to above are true and correct on and as of such date, provided that the acceptance of such certificates and the Closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in this Agreement or in any other certificate or document delivered by the Purchasers to Futura and Young pursuant hereto, which covenants, representations and warranties shall continue in full force and effect for the benefit of Futura and Young; and

(d)	all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed.

3.2.           Conditions Precedent in Favor of the Purchasers. The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(a)

the Purchasers shall have completed their due diligence investigations into Futura, and such investigations shall not have disclosed any matter that the Purchasers, in their sole discretion, consider to be adverse to the completion of the transactions contemplated herein;

(b)	Futura shall have completed the Futura Financing either prior to or concurrently with the Closing;

(c)

each of the respective representations and warranties of Futura and Young contained in this Agreement or in any other certificate or document delivered by Futura and Young to the Purchasers pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which such information was given, and the Purchasers shall have received, on the Closing Date, a certificate in such form as may reasonably be satisfactory to the Purchasers and signed by Futura and Young to the effect that the representations and warranties referred to above are true and correct on and as of such date, provided that the acceptance of such certificates and the Closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in this Agreement or in any other certificate or document delivered by Futura and Young to the Purchasers pursuant hereto, which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchasers; and

(d)	all obligations, covenants and agreements of Futura, Young and the Trust required to be performed at or prior to the Closing Date shall have been performed.

4.	CLOSING ARRANGEMENTS

4.1.           Closing. Subject to the satisfaction or waiver of all of the conditions precedent to Closing as set out in this Agreement, Closing of the transactions contemplated herein shall take place at such place and time on the Closing Date as may be agreed to by the parties hereto. The Closing Date shall be such date as is agreed upon by the parties hereto, but shall be no later than 5:00 PM (Pacific Time) on March 31, 2015 (the “Closing Deadline”). Unless otherwise agreed to by each of the parties hereto, if Closing does not occur on or before the Closing Deadline, this Agreement shall automatically be terminated and of no further force and effect except with respect to the provisions of Sections 6.7, 7.2 and 7.11 of this Agreement.

4.2.           Closing Deliveries of Young and the Trust. On or prior to the Closing Date, Young shall deliver or cause to be delivered to the Purchasers the following:

(a)

a certificate, duly executed by Young, individually, and by Young and Rebecca Young as co-trustees of the Trust, and dated as of the Closing Date, in such form as may reasonably be requested by the Purchasers, as to those matters set forth in Section 3.2(c);

(b)

Written resignations dated effective as of the Closing Date, resigning as Chief Executive Officer, President, Chief Financial Officer and Treasurer of Futura, and as Chairman of the Board of Futura (but, if Section 4.4(c) applies, not as a director of Futura, in which case Young’s resignation as a director of Futura shall be delivered as set forth in that section); and

(c)

Certificates representing the Principal Shares, duly endorsed in blank for transfer or with a stock power of attorney (in either case with a medallion guaranteed signature of Young and Rebecca Young as co-trustees of the Trust) together with any other documents reasonably necessary to effect transfer of the Principal Shares to the Purchasers as set forth in Appendix A hereto.

4.3.           Closing Deliveries of the Purchasers. On or prior to the Closing Date, the Purchasers shall deliver or cause to be delivered to Young the following:

(a)

a certificate, duly executed by each of the Purchasers and dated as of the Closing Date, in such form as may reasonably be requested by Futura and Young, as to those matters set forth in Section 3.1(c); and

(b)	Payment of the aggregate Principal Share Purchase Price by wire transfer to the accounts specified in writing by Young.

4.4.           Closing Deliveries of Futura. On or prior to the Closing Date, Futura shall deliver or cause to be delivered to the Purchasers the following:

(a)	a certificate, duly executed by Futura and dated as of the Closing Date, in such form as may reasonably be requested by the Purchasers, as to those matters set forth in Section 3.2(c);

(b)

Sequential resignations and directors resolutions such that Futura’s board of directors shall consist of the following persons, and the following persons shall be appointed as executive officers of Futura as follows:

Name	Position(s)
Sung-Ho Park	Chairman of the Board and Chief Executive Officer
Jae-Min Oh	Director and President
Rak-Gu Kim	Director, Vice President, Chief Financial Officer, Treasurer and Secretary

(c)

Notwithstanding Section 4.4(b), if, on the Closing Date, Futura has not yet filed an information statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, or less than 10 days has passed since the date such information statement was filed with the SEC and transmitted to the Company’s stockholders as required by Section 14(f) and Rule 14f-1 of the Exchange Act, then on the Closing Date, Futura shall deliver or cause to be delivered to the Purchasers sequential resignations and directors resolutions such that Futura’s board of directors shall consist of the following persons, and the following persons shall be appointed as executive officers of Futura as follows:

Name	Position
Buddy Young	Director
Sung-Ho Park	Chairman of the Board and Chief Executive Officer
Jae-Min Oh	President
Rak-Gu Kim	Vice President, Chief Financial Officer, Treasurer and Secretary

As soon as reasonably practicable thereafter, and no later than 10 days after such information statement has been filed with the SEC and transmitted to Futura’s stockholders as required by Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, Young shall resign as a director of Futura and Jae-Min Oh and Rak-Gu Kim shall be appointed as directors of Futura in addition to the executive officer positions set forth above.

5.	WARRANTIES, REPRESENTATIONS AND COVENANTS

5.1.           Representations, Warranties and Covenants of Futura, Young and the Trust. Futura, Young and the Trust collectively represent, warrant and covenant to and with the Purchasers as follows, and acknowledge that the Purchasers are relying upon such representations, warranties and covenants in entering into this Agreement and the transactions contemplated hereby:

(a)

Futura is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Futura is not in default of any of the provisions of its articles of incorporation, bylaws or any other organizational or governing documents of Futura.

(b)

Futura has all requisite corporate power and authority to execute and deliver this Agreement and the Transaction Documents to be signed by Futura and to perform all of its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Transaction Documents to be signed by Futura and the consummation by Futura of the transactions contemplated hereby and thereby have been, or prior to the Closing Date, will be, duly authorized by Futura’s board of directors. No other corporate or shareholder proceedings on the part of Futura are or will be necessary to authorize such documents or to consummate the transactions contemplated hereby or thereby. This Agreement is, and the other Transaction Documents to be executed by Futura, when executed and delivered as contemplated herein or therein, will be, duly and validly authorized, executed and delivered, and will be valid and binding obligations of Futura enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally, (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (3) as may be limited by public policy.

(c)

The entering into of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in the violation of any of the terms or provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company may be a party.

(d)

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of Futura’s knowledge, result in the violation of any law or regulation of the United States or the State of Delaware or California or of any local government bylaw or ordinance to which Futura or Futura’s business may be subject.

(e)

The authorized capital of Futura consists of 100,000,000 Futura Shares, of which 1,599,750 shares are, as of the date of this Agreement, currently issued and outstanding as fully paid and non-assessable. Futura has not issued any capital stock since its most recently filed periodic report under the Exchange Act.

(f)

The Principal Shares have been duly and validly issued, are fully paid and non-assessable and free and clear of all Encumbrances imposed by Futura other than restrictions on transfer as required under the Securities Act.

(g)

Other than pursuant to the Futura Financing, no person has any agreement or option, including convertible securities, warrants, convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Futura.

(h)

Futura will not, without the prior written consent of the Purchasers, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of Futura, other than pursuant to the Futura Financing.

(i)

The Futura Shares are registered with the SEC under Section 12(g) of the Exchange Act and Futura has taken no action designed to terminate, or which, to its knowledge, is likely to have the effect of terminating, the registration of the Futura Shares under the Exchange Act, nor has Futura received any notification that the SEC is contemplating terminating such registration. Futura has filed all reports, schedules, forms, statements and other documents required to be filed by Futura under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as Futura was required by law or regulation to file such material) (the forgoing collectively being the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable and as in effect on the date of filing of such SEC Reports, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except to the extent amended by an amendment to such SEC Report (an “Amended SEC Report”) in which case, the forgoing representations and warranties shall be true and correct as of the date of filing of the Amended SEC Report.

(j)

The Futura Financial Statements were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods covered thereby, and fairly present the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Futura as at the date thereof. There will not be, prior to Closing, any material increase in the liabilities of Futura as presented in the most recent Futura Financial Statements.

(k)

Futura has good and marketable title to its properties and assets as set out in the most recent Futura Financial Statements and the SEC Reports and such properties and assets are not subject to Encumbrances of any nature whatsoever or howsoever arising.

(l)

There are no material liabilities of Futura of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which Futura may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities that are reflected on the most recent Futura Financial Statements or liabilities incurred in the ordinary course of business and attributable to the period since the date of the most recent Futura Financial Statements, none of which has been materially adverse to the nature of Futura's business, results of operations, assets, financial condition or manner of conducting Futura's business.

(m)

There have been no material adverse changes in the financial position or condition of Futura or damage, loss or destruction materially affecting the business or property of the Futura since the date of the most recent Futura Financial Statements except as has been disclosed by Futura in its Current Reports on Form 8-K filed with the SEC.

(n)

Futura has made full disclosure to the Purchasers of all material aspects of Futura's business as currently conducted by it, and has made all of its books and records available to the representatives of the Purchasers in order to assist the Purchasers in the performance of their due diligence searches and no material facts in relation to Futura’s business have been concealed by Futura.

(o)

Futura is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other Person.

(p)

There are no actions, suits or proceedings (whether or not purportedly on behalf of Futura), pending or threatened against or affecting Futura or affecting Futura's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and Futura is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(q)

The execution, delivery and performance of this Agreement by Futura will not result in any violation of, or be in conflict with or constitute a default under (i) any judgment, decree, or order of any court, arbitrator or other governmental authority, or (ii) any statute, regulation, rule, ordinance or license of any governmental authority, including, without limitation, all foreign, federal, state and local laws applicable to Futura.

(r)	The sole directors and officers of Futura are as follows:

Name	Position
Buddy Young	Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors
Mel Powell	Secretary and Director

(s)

The Futura Shares are quoted on the OTCQB marketplace maintained by OTC Markets Group Inc., and Futura is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the OTCQB applicable to Futura or its operations.

(t)	Futura does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

(u)	Futura has no contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with one month’s or less notice.

(v)

Futura does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not, prior to Closing, acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchasers.

(w)

The business of Futura is now being, and until Closing, will be, carried on in the ordinary and normal course and Futura will not enter into any material transactions prior to Closing without the prior written consent of the Purchasers.

(x)

No capital expenditures in excess of $5,000 have been made or authorized by Futura since the date of the most recent Futura Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by Futura after the date hereof and up to the Closing Date without the prior written consent of the Purchasers.

(y)

The corporate charter, articles of incorporation and bylaws, and any other constating documents of Futura in effect with the appropriate corporate authorities as at the date of this Agreement will not be materially changed prior to Closing.

(z)

Neither Young, the Trust, Futura or any of their respective affiliates, nor anyone acting on any of their behalf, has engaged in any directed selling efforts in the United States in connection with the offer or sale of the Principal Shares. For purposes of this Agreement, “directed selling efforts” has the meaning set forth in Rule 902(c) of the Securities Act.

(aa)

The Principal Shares are registered in the name of the Trust. The Trust is the legal and record owner of the Principal Shares, with good and marketable title thereto, free and clear of all Encumbrances. Young and his wife, Rebecca Young, are the beneficial owners of the Principal Shares, and each of them individually is a co-trustee of the Trust with full authority to transfer the Principal Shares on behalf of the Trust.

(bb)

Other than pursuant to this Agreement, no person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of any of the Principal Shares from the Trust.

(cc)	The Principal Shares are validly issued, fully paid and non-assessable shares in the common stock of Futura.

(dd)

Neither Young, Futura, the Trust or any of their respective affiliates, nor anyone acting on their behalf, has engaged in any directed selling efforts in the United States. For purposes of this Agreement, “directed selling efforts” has the meaning set forth in Rule 902(c) of the Securities Act.

(ee)

Young has full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by Young will, when executed constitute, a valid and legally binding obligation of Young, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(ff)

The Trust has full power, capacity and authority to enter into this Agreement on the terms and conditions set forth herein, and this Agreement constitutes, and all other documents required to be executed and delivered by the Trust will, when executed constitute, a valid and legally binding obligation of the Trust, enforceable in accordance with their terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(gg)

The entering into of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in the violation of any of the terms and provisions of the trust or other governing documents of the Trust or of any indenture, instrument or agreement, written or oral, to which the Trust may be a party.

5.2.          Representations, warranties and covenants of the Purchasers. Each Purchaser, for himself and for no other Purchaser, hereby represents, warrants and covenants to and with Futura and Young as follows, and acknowledge that Futura and Young are relying upon such representations, warranties covenants in entering into this Agreement and the transactions contemplated hereby:

(a)

Such Purchaser is of legal capacity and age, and has the requisite power and authority to enter into, execute and deliver this Agreement and each of the Transaction Documents to be executed by him, and to perform each of his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement is, and the other Transaction Documents to be executed by such Purchaser, when executed and delivered as contemplated herein or therein, will be duly and validly authorized, executed and delivered, and will be, valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms, except (1) as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally, (2) as may be limited by any applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (3) as may be limited by public policy.

(b)	Such Purchaser is a resident of that jurisdiction set forth in such Purchaser’s address appearing on the signature page to this Agreement for the Purchaser.

(c)	Such Purchaser is not a U.S. Person and is not acquiring the Principal Shares to be acquired by him under this Agreement for the account or benefit of any such U.S. Person.

(d)

Such Purchaser was not in the United States both at the time the offer to purchase the Principal Shares to be acquired by him under this Agreement was received and at the time such Purchaser’s decision to purchase such Principal Shares was made. Such Purchaser was not in the United States at the time when the Purchaser signed and delivered this Agreement or when the Purchaser initiated or made payment of the Purchase Price for the Principal Shares.

(e)

Such Purchaser is purchasing the Principal Shares to be acquired by him under this Agreement for investment purposes and for his own account and benefit, not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Principal Shares to be acquired by him under this Agreement. Such Purchaser does not have any contract, undertaking, agreement or arrangement of any kind with any person to sell, transfer or grant participations to any other person with respect to any of the Principal Shares to be acquired by him under this Agreement.

(f)

Such Purchaser acknowledges that the Principal Shares are “restricted securities” within the meaning of the Securities Act and are being sold to such Purchaser in accordance with the provisions of Regulation S of the Securities Act.

(g)

Such Purchaser agrees not to engage in hedging transactions with respect to the Principal Shares to be acquired by him under this Agreement unless such transactions are made in compliance with the provisions of the Securities Act.

(h)

Such Purchaser agrees to resell the Principal Shares acquired by him under this Agreement only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws. Such Purchaser further agrees with Futura that Futura will refuse to register any transfer of the Principal Shares acquired by him under this Agreement not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

(i)

Such Purchaser acknowledges and agrees that all certificates representing the Principal Shares to be acquired by him under this Agreement will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(j)

Such Purchaser acknowledges that an investment in Futura is highly speculative, and involves a high degree of risk as Futura is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only investors who can afford the loss of their entire investment should consider investing in Futura. Such Purchaser is an investor in securities of businesses in the development stage and acknowledges that such Purchaser is able to fend for himself, can bear the economic risk of such Purchaser's investment, and has such knowledge and experience in financial or business matters such that such Purchaser is capable of evaluating the merits and risks of an investment in Futura’s securities as contemplated in this Agreement.

(k)

Such Purchaser has satisfied himself as to the full observance of the laws of such Purchaser’s jurisdiction of residence in connection with offer, purchase and sale of the Principal Shares to be acquired by him under this Agreement, including (i) the legal requirements within such Purchaser’s jurisdiction for the purchase of the Principal Shares to be acquired by him under this Agreement; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Principal Shares to be acquired by him under this Agreement; and (v) any restrictions on transfer applicable to any disposition of the Principal Shares to be purchased by him as imposed by the jurisdiction in which such Purchaser is resident. The offer, purchase and sale of the Principal Shares by the Trust to such Purchasers contemplated under this Agreement may be completed in such Purchaser’s jurisdiction of residence without regard to any registration, prospectus or other requirements on behalf of the Trust, Young or Futura.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1.           Consulting Agreement with Young. Immediately after Closing, Futura shall enter into a consulting agreement with Young in the form attached as Appendix B to this Agreement (“Consulting Agreement”).

6.2.           Repayment and Settlement of Related Party Debts. Immediately after Closing, Futura shall pay to Young the sum of $288,000 (the “Settlement Amount”) as payment and settlement in full of any and all amounts due and payable to Young by Futura of any kind, including, but not limited to: (i) all amounts due to and payable by Futura to Young on account of any outstanding principal and interest under any related party loans from Young to Futura; and (ii) any amounts due and payable by Futura to Young on account of any unpaid salary, consulting fees, management fees, directors fees or any other compensation for services of any type (other than consulting fees payable under the Consulting Agreement to be entered into by Young and Futura pursuant to Section 6.1 of this Agreement). Payment of the Settlement Amount shall be made conditional upon the execution and delivery by Young to Futura of a release in the form attached as Appendix C to this Agreement.

6.3.         Filing of Schedule 14f-1 Information Statement. As soon as practicable after the execution of this Agreement, Futura will take such steps as may be necessary, including the filing of an information statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, to effect the changes to the directors and officers of the Company contemplated in Section 4.4(b).

6.4.         Assistance with Securities Law Disclosures. The Purchasers agree to provide Futura with such information regarding the Purchasers as Futura may reasonably request for the purpose of preparing such reports, schedules, forms, statements or other documents required to be filed, furnished or disclosed by Futura with respect to, or in anticipation of Closing of, the transactions contemplated in the Transaction Documents under the under the provisions of the Securities Act or the Exchange Act, as applicable and the Purchasers further agree to provide Futura with reasonable assistance in the preparation of such reports, schedules, forms, statements or other documents.

6.5.         Due Diligence. Upon the execution of this Agreement by the parties hereto, Futura shall make available to the Purchasers, and to their authorized representatives, copies of all of the books and records of Futura, together with such other information or documentation as the Purchasers may reasonably request for the purpose of conducting their due diligence investigations hereunder.

6.6.         No-Shop/Non-Solicitation. During the period beginning on the Effective Date and ending on the earlier of Closing or the Closing Deadline, Futura, Young and the Trust will not directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or otherwise consider the merits of any inquiries or proposals from, or enter into any agreements with, any persons or entities other than the Purchasers relating to:

(a)

Any transaction other than the Futura Financing involving the offer, sale, gift, transfer, trade or any other disposition of any securities of Futura, including, but not limited to, the Futura Shares and any securities convertible, exercisable, exchangeable or otherwise granting any person other than the Purchasers or the subscribers to the Future Financing the right to acquire or receive Futura Shares; or

(b)	Any other material transaction not in the ordinary and normal course of Futura’s business as currently conducted by it.

6.7.           Confidential Information.

(a)

Prior to closing of the transactions contemplated in this Agreement, Futura, Young, the Trust and the Purchasers may have access to material non-public information owned by the other (“Confidential Information”). Each of Futura, Young, the Trust and the Purchasers agree to keep all such Confidential Information confidential in accordance with reasonable industry practices and shall only make such information available to their respective employees, agents, consultants and advisors as may be necessary to complete the transactions contemplated herein. Each of Futura, Young, the Trust and the Purchasers further agree not to use any Confidential Information of any other party for any purpose other than the pursuit of the transactions contemplated in this Agreement or in the Futura Financing. Any Confidential Information provided by a party to this agreement to another party to this Agreement, and any derivatives thereof, whether created by the disclosing party or the recipient party, shall remain the property of the disclosing party. If the transactions contemplated in this Agreement or the Futura Financing do not proceed or close for any reason whatsoever, then, upon receipt of a written request by the disclosing party of Confidential Information, the receiving party of such Confidential Information shall immediately return such Confidential Information to the disclosing party or, at the written request of the disclosing party, destroy or cause to be destroyed, the Confidential Information provided by the disclosing party. If the receiving party of Confidential Information is required by law, including, without limitation, by subpoena or civil discovery request, to disclose any Confidential Information, such receiving party shall immediately notify the disclosing party of Confidential Information in writing of the particulars of such requested disclosure and shall reasonably cooperate with such disclosing party in seeking a protective order prohibiting or limiting such disclosure to the extent permitted by law. In any event, the receiving party of Confidential Information shall limit its disclosure of such Confidential Information to that portion of such Confidential Information that it is legally required to disclose.

(b)

As used in this Agreement, Confidential Information includes, without limitation, all information of a technical or commercial nature (including, but not limited to, business plans, research and development, patents, trademarks and copyrights and applications thereto, formulas, codes, computer programs, software, methodologies, processes, innovations, software tools, know-how, knowledge, designs, drawings specifications, concepts, data, reports, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts, personnel information, partners or business associates), whether written or oral. The term "Confidential Information" shall not include information that (i) has been made available to the public generally through no fault of or no breach of any duty or obligation owed by the receiving party of Confidential Information; (ii) that the disclosing party of the Confidential Information regularly gives to third parties without restriction on use or disclosure; (iii) that is shown by documentary evidence to have been independently developed by the receiving party of Confidential Information without access to or utilizing any relevant Confidential Information; or (iv) that has been received lawfully and in good faith from a third party who did not derive it from the Company. For greater clarity, all information relating to IMK Group Co., Ltd., a Korean corporation (“IMK”), provided to Futura, Young or the Trust shall be deemed to be Confidential Information belonging to the Purchasers and IMK (collectively, the “IMK Information”) and IMK shall be deemed to be an intended third party beneficiary of the provisions of this Section 6.7 with respect to such IMK Information and IMK shall be entitled to enforce the provisions of this Section 6.7 with respect to such IMK Information as if it were a party to this Agreement.

(c)

The parties to this Agreement acknowledge and agree that in the event of a breach or threatened breach of the provisions of this Section 6.7, the disclosing party of Confidential Information may suffer irreparable harm and money damages alone would not afford such party an adequate remedy and, therefore, the disclosing party of Confidential Information shall be entitled to obtain immediate injunctive relief, including, without limitation, a temporary restraining order and a preliminary and permanent injunction, in any court of competent jurisdiction (without being obligated to post a bond or other collateral) restraining any other party to this Agreement from such breach or threatened breach of the provisions of this Section 6.7. Nothing in this Section 6.7 shall be construed as prohibiting the disclosing party of Confidential Information from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from any other party to this Agreement as a result of a breach or threatened breach of this Section 6.7 or any other provision of this Agreement.

7.	GENERAL PROVISIONS

7.1.          Further Assurances. Each party to this Agreement shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

7.2.          Fees and Expenses. Except as otherwise expressly set forth in this Agreement or any other Transaction Documents, whether or not the transactions contemplated hereby are consummated, Young shall pay for the fees and expenses of his and Futura’s advisers, counsel, accountants and other experts, if any, incurred by Young or Futura incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Except as otherwise expressly set forth in this Agreement or any other Transaction Documents, whether or not the transactions contemplated hereby are consummated, each Purchaser shall pay for the fees and expenses of himself and his advisers, counsel, accountants and other experts, if any, incurred by such Purchaser incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.3.          Liability. The Purchasers may elect to recover from any one of Futura, Young or the Trust the full amount of any liability of Futura, Young or the Trust under this Agreement, and the Purchasers may bring a separate action against any one of Futura, Young or the Trust with respect to any such liability.

7.4.          Entire Agreement. This Agreement, together with the other Transaction Documents, including the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, but not limited to, any prior term sheet or letter of intent, which the parties acknowledge have been merged into the Transaction Documents.

7.5.          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the first business date after transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Pacific Time), (b) the second business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto later than 5:30 p.m. (Pacific Time), (c) the date of delivery, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

7.6.          Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.7.          Survival. All covenants, agreements, representations and warranties on the part of each of the parties, notwithstanding any investigations or enquiries made by any of the parties prior to the date hereof or the waiver of any condition by any of the parties, shall survive the Closing.

7.8.          Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.9.           Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.10.       Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and permitted assigns, as the case may be. The parties to this Agreement may not assign this Agreement or any rights or obligations hereunder without the express written consent of each of the other parties hereto.

7.11.        Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of California, USA and the parties hereto agree to submit to the jurisdiction of the courts of the State of California, USA with respect to any legal proceedings arising herefrom.

7.12.         Time. Time is of the essence of this Agreement.

7.13.         Headings. The headings are inserted solely for convenience of reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

7.14.         Counterparts. This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

-- SIGNATURE PAGE FOLLOWS --

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

/s/ Buddy Young

BUDDY YOUNG

(in his personal capacity)

THE YOUNG FAMILY TRUST

by its authorized signatories

/s/ Buddy Young

Per:

Buddy Young, Co-Trustee

/s/ Rebecca Young

Per:

Rebecca Young, Co-Trustee

FUTURA PICTURES, INC.

by its authorized signatory

/s/ Buddy Young

Per:

Buddy Young, CEO, President and CFO

/s/ Sung-Ho Park

SUNG-HO PARK

/s/ Jae-Min Oh

JAE-MIN OH

/s/ Rak-Gu Kim

RAK-GU KIM

APPENDIX A

To Securities Purchase Agreement Dated February 16, 2015 Among and Between Futura Pictures, Inc., Buddy Young, the Young Family Trust, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim.

PURCHASERS OF THE PRINCIPAL SHARES

Name	No. of Principal Shares	Total Purchase Price
Sung-Ho Park	516,275	$13,028
Jae-Min Oh	276,863	$6,986
Rak-Gu Kim	276,862	$6,986
Total:	1,070,000	$27,000

APPENDIX B

To Securities Purchase Agreement Dated February 16, 2015 Among and Between Futura Pictures, Inc., Buddy Young, the Young Family Trust, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim.

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made effective as of the _____ day of ___________________, 2015 (the “Effective Date”), between Futura Pictures, Inc., a Delaware corporation (the “Company”), and Buddy Young, an individual having a business address at 17337 Ventura Boulevard, Suite 312, Encino, California 91316, USA (the “Consultant”).

WHEREAS:

A.             The Consultant has acted as a director and executive officer of the Company since December 10, 2003;

B.             The Consultant has resigned as an executive officer of the Company and [as a director of the Company / is expected to resign as a director of the Company shortly after the Effective Date] ; and

C.             The Company wishes to engage the Consultant as an independent consultant to provide the services to the Company as, and subject to the terms and conditions, set forth in this Agreement,

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.              CONSULTING SERVICES

1.1            The Company hereby engages the Consultant to provide the services set forth in Section 1.2 of this Agreement (the “Consulting Services”) to the Company in accordance with the terms and conditions of this Agreement and the Consultant hereby accepts such engagement.

1.2            The Consultant agrees to act as a consultant to the Company, responsible for all aspects of operating the Company’s business of producing, co-financing and distributing films, documentaries and similar products for the self-improvement and workforce training market (the “Training Video Business”). Subject to the provisions of Section 1.3 of this Agreement, the Consultant shall have authority to use his own discretion in managing all aspects of the operations of the Training Video Business, including management of the revenues and expenses of the Training Video Business and establishment and use of a bank account exclusively for the Training Video Business. The Consultant shall have no authority over or responsibility for any operations of the Company, or any businesses or other interests of the Company, other than the Training Video Business.

1.3           The Consultant shall provide the Consulting Services subject to the general supervision and direction of the Company’s Chief Executive Officer, and shall report directly to the Company’s Chief Executive Officer.

1.4          The Consultant shall devote such attention and energies to the business affairs of the Training Video Business as may be reasonably necessary for the discharge of his duties as set forth in this Agreement. The Consultant may engage in reasonable investment, business and other activities that do not interfere with the Consultant's obligations hereunder.

1.5            The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee of the Company. The Consultant shall be responsible for any taxes and withholding required to be remitted to taxing authorities with respect to compensation received by the Consultant pursuant to this Agreement.

2.              CONSULTING FEE

2.1            During the Initial Term, the Company shall pay the Consultant a consulting fee in consideration of the provision of the Consulting Services equal to $60,000 in the aggregate, payable upon the execution of this Agreement by the Consultant and the Company (the "Initial Consulting Fee").

2.2            If the term of this Agreement is extended beyond the Initial Term, the Consultant shall be paid a consulting fee in consideration of the provision of the Consulting Services equal to $10,000 per month, payable in advance on the first business day of each calendar month during the Extended Term (the “Extended Consulting Fee”).

3.              TERM OF SERVICES

3.1            The Consultant shall provide the Consulting Services to the Company for an initial term beginning on the Effective Date and continuing until the close of business on June 30, 2015 (the “Initial Term”).

3.2            At the end of the Initial Term, upon the mutual written agreement of the Company and the Consultant, this Agreement shall be extended on a month to month basis (the “Extended Term”).

3.3            The Company may terminate this Agreement at any time during the Initial Term or the Extended Term upon delivery of written notice thereof. If the Company terminates this Agreement at any time during the Initial Term, the Consultant shall be entitled to retain the full amount of the Initial Consulting Fee. If the Company terminates this Agreement at any time during the Extended Term, the Consultant shall be entitled to retain the full amount of the Extended Consulting Fee for the calendar month in which the Company provides written notice of such termination.

3.4            The Consultant may terminate this Agreement at any time during the Initial Term upon providing the Company with two (2) calendar months written notice thereof. If the Consultant terminates this Agreement during the Initial Term, the Consultant agrees to repay to the Company the amount equal to the Initial Consulting Fee multiplied by the fraction, the numerator of which is the difference between the total number of calendar months during the Initial Term and the actual number of calendar months during which the Consultant provided the Consulting Services, and the denominator of which is the total number of calendar months during the Initial Term.

3.5            The Consultant may terminate this Agreement at any time during the Extended Term upon providing the Company with one (1) calendar month’s written notice thereof.

3.6            On termination of this Agreement for any reason, all rights and obligations of each party that are expressly stated to survive termination or continue after termination will survive termination and continue in full force and effect as contemplated in this Agreement.

4.              PROPRIETARY INFORMATION AND NON-COMPETE

4.1            Confidential Information. The Consultant acknowledges and agrees that, during the course of providing the Consulting Services to the Company, he will have access to secret and confidential information relating to the Company (the “Confidential Information”) and that the following restrictive covenants are necessary to protect the interests and continued success of Company. Except in the course of the performance of the duties of the Consultant hereunder during the Term in good faith for the sole and exclusive benefit of the Company and in accordance with such confidentiality practices as may be established from time to time by the Company, and except where required by law, the Consultant shall not disclose any Confidential Information to any person or entity at any time during or after the expiration or earlier termination of this Agreement. As used in this Agreement, Confidential Information includes, without limitation, all information of a technical or commercial nature (such as information consisting of research and development, patents, trademarks and copyrights and applications thereto, formulas, codes, computer programs, software, methodologies, processes, innovations, software tools, know-how, knowledge, designs, drawings specifications, concepts, data, reports, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts and personnel information), whether written or oral, relating to the Company or the business and affairs of the Company, its customers and/or other business associates. The term "Confidential Information" shall not include information that (i) has been made available to the public generally through no fault of or no breach of any duty or obligation owed by the Consultant; (ii) that the Company regularly gives to third parties without restriction on use or disclosure; (iii) that is shown by documentary evidence to have been independently developed by the Consultant after the date the Consultant ceases to act for the Company in any capacity, without access to or utilizing any relevant Confidential Information; or (iv) that has been received lawfully and in good faith after the date the Consultant ceases to act for the Company in any capacity from a third party who did not derive it from the Company. If the Consultant is required by law, including, without limitation, by subpoena or civil discovery request, to disclose any Confidential Information, the Consultant shall immediately notify the Company in writing of the particulars of such requested disclosure and shall reasonably cooperate with the Company in seeking a protective order prohibiting or limiting such disclosure to the extent permitted by law. In any event, the Consultant shall limit its disclosure of Confidential Information to that portion of such Confidential Information that it is legally required to disclose.

4.2            Non-Competition. The Consultant agrees that during the period beginning on the date of this Agreement and ending on the date that is the first (1st) year anniversary of the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Restricted Period”), the Consultant will not, directly or indirectly, whether or not for compensation, be engaged in or have any financial interest in any business, wherever located, competing with or which may compete with the Company in any business in which the Company is then engaged, or that the Consultant knows or reasonably should know, that the Company intends to engage in, in each case during the Restricted Period (the “Company Business”). For purposes of this Agreement, the Consultant will be deemed to be "engaged in or to have a financial interest in" a business if the Consultant is an owner, shareholder, employee, officer, director, partner, agent, consultant, service provider, representative, salesperson, advisor, investor, principal, joint venturer or member of or to any Person (defined below), which is engaged in such a business, or if the Consultant directly or indirectly receives remuneration from or performs services for such a Person, or if a member of such Consultant's Immediate Family (defined below) beneficially owns an equity interest, or interest convertible into equity, in any such entity; provided, however, that the foregoing will not prohibit the Consultant from owning, for the purpose of passive investment, less than 5% of any class of securities of a publicly held corporation actively traded on a national securities exchange, the U.S. over-the-counter securities markets or any foreign securities exchange or market. “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity. “Immediate Family” means an individual’s spouse or children.

4.3           Non-Solicitation / Non-Interference. During the Restricted Period the Consultant shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, member, joint venturer, contractor, advisor, representative, officer, director, agent, salesperson, consultant, service provider, advisor, investor or principal of any Person:

(a)

solicit, advise, provide or sell, directly or indirectly, any services or products of the same or similar nature to services or products of the Company to any client or prospective client of the Company in the Company Business. For purposes of this Agreement the term “prospective client” shall mean any Person or group of associated Persons whose business the Company has solicited at any time from the date of this Agreement to the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Service Period”);

(b)

solicit, request or otherwise attempt to induce or influence, directly or indirectly, any present client, distributor or supplier, or prospective client, distributor or supplier, of the Company, or other Persons sharing a business relationship with the Company, to cancel, limit or postpone their business with the Company, or otherwise take action which might be to the disadvantage of the Company; or

(c)

hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any employee, officer, director, agent, contractor or other business associate of (i) the Company or (ii) of any other Person, if such Person's primary responsibilities were related to the Company during the Service Period to terminate his or her employment or discontinue such person's consultant, contractor or other business association with the Company or the Company’s affiliates.

4.4            Scope of Restrictive Covenants. In the event that any of the provisions of this Article 4 should ever be adjudicated to exceed the time, geographic, product or service and/or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service and/or other limitations permitted by applicable law. If the covenants of this Article 4 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce such covenants in any other jurisdiction.

4.5           Injunctive Relief. The Consultant acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Article 4, the Company may suffer irreparable harm and money damages alone would not afford the Company an adequate remedy and, therefore, the Company shall be entitled to obtain immediate injunctive relief, including, without limitation, a temporary restraining order and a preliminary and permanent injunction, in any court of competent jurisdiction (without being obligated to post a bond or other collateral) restraining the Consultant from such breach or threatened breach of the restrictive covenants contained in this Article 4. Nothing in this Section shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Consultant.

5.	PARTIES BENEFITED; ASSIGNMENTS

5.1           This Agreement shall be binding upon, and inure to the benefit of, the Consultant, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Consultant.

6.	NOTICES

6.1           Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Consultant at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section 6. Notices shall be deemed given when delivered.

7.	GOVERNING LAW

7.1           This Agreement shall be governed by and construed in accordance with the laws of the State of California and each party hereto hereby submits to the jurisdiction of the courts of the State of California.

8.	REPRESENTATIONS AND WARRANTIES

8.1           The Consultant represents and warrants to the Company that (a) the Consultant is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, and (b) the Consultant is under no physical or mental disability that would hinder the performance of his duties under this Agreement.

9.	MISCELLANEOUS

9.1           This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

9.2           This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

9.3           No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

9.4           A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

9.5           This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

9.6           The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

9.7           The Consultant acknowledges and agrees that O'Neill Law Corporation has acted solely as legal counsel for the Company and that the Consultant has been advised to obtain independent legal advice prior to execution of this Agreement.

9.8           This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

________________________________

BUDDY YOUNG

FUTURA PICTURES, INC.

by its authorized signatory:

________________________________

Name:

Title:

APPENDIX C

To Securities Purchase Agreement Dated February 16, 2015 Among and Between Futura Pictures, Inc., Buddy Young, the Young Family Trust, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim.

RELEASE

KNOW ALL MEN BY THESE PRESENTS that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter referred to as the “Releasor”), for and on behalf of himself and his heirs and assigns, DOES HEREBY WAIVE, REMISE, RELEASE AND FOREVER DISCHARGE FUTURA PICTURES, INC., a Delaware corporation (the “Company”) and its successors, assigns, shareholders, subsidiaries, directors, officers, employees, servants and agents, (collectively, the “Releasees”) from all agreements, contracts and instruments and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, at law or in equity and whether known or unknown, suspected or unsuspected, which the Releasor has had or now has or may or shall have against the Releasees or any of them arising out of any fact, matter or thing to the date hereof, including, but not limited to, any and all claims for management fees, salary, wages, bonuses, termination pay, severance pay, allowances, expenses, vacation pay, insurance or any other benefits, and further including any claims that the Releasor may against the Company for any related party loans advanced by the Releasor to the Company up to and including the date hereof, except as may be specifically set out in Section 6.2 of that Securities Purchase Agreement between the Releasor, the Young Family Trust, the Company, Sung-Ho Park, Jae-Min Oh and Rak-Gu Kim dated February 16, 2015 (the “Securities Purchase Agreement”) or that Consulting Agreement between the Releasor and the Company dated February _____, 2015 (the “Consulting Agreement”). For greater clarity, the Releasor does not waive or release any claims with respect to or arising out of Section 6.2 of the Securities Purchase Agreement or the Consulting Agreement.

AND THE RELEASOR DOES HEREBY DECLARE that in making this Release and agreement it is understood and agreed that he relies wholly on his own judgment, belief and knowledge of the nature of this contract and has not been influenced to any extent whatsoever in making this Release by any representations or statements regarding the rights of the parties hereto made by the Releasees or any person or persons representing them.

IT IS FURTHER UNDERSTOOD AND AGREED that this settlement is a compromise of disputed claims and that payment is not to be construed as an admission of liability on the part of the Releasees.

IT IS FURTHER UNDERSTOOD AND AGREED that for the consideration expressed herein the Releasor agrees not to make any claim or take any proceedings against any other person, firm or corporation who might claim contribution or indemnity from the Releasees or any of them.

IT IS FURTHER UNDERSTOOD AND AGREED that the failure of any of the Releasees to insist upon strict compliance with the provisions of this Release shall not be deemed a waiver of such provision or any other provision hereof. If any provision of this Release is determined to be so broad as to be unenforceable, and in the event that any provision is determined to be entirely unenforceable, such provision shall be deemed severable such that all other provisions of this Release shall remain valid and binding upon the Releasor and the Releasees.

AND IT IS UNDERSTOOD AND AGREED that the terms of this release are contractual and not mere recitals.

IN WITNESS WHEREOF this Release has been signed, sealed and delivered by the Releasor this _____ day of ________________________, 2015.

______________________________

BUDDY YOUNG